Sterling Construction Company, Inc.









Investor Presentation

May 2019

Disclosure: Forward-Looking Statements

This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward–looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our: business strategy; financial strategy; and plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward- looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission (“SEC”) and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Sterling Construction Company, Inc.

Company Overview

Sterling Construction is a leading heavy civil and residential construction company with strong competitive positions in the Western U.S.

HEAVY CIVIL CONSTRUCTION - 80% of Q1'19 Revenues

- Heavy highway, commercial concrete projects, aviation, and water containment/treatment
- Steady 3-5% growth; two-year average project duration
- Cost-driven

RESIDENTIAL CONSTRUCTION - 20% of Q1'19 Revenues

- Concrete foundations for single family homes
- High margin, low CAPEX, quick turnaround slab work with fast cash cycles
- Low risk – operate exclusively in the high growth markets of Dallas-Fort Worth Metroplex and Houston

NASDAQ:	STRL
HQ:	The Woodlands, TX
Employees:	2,000+
Projects underway:	>140
Shares out:	26.4M
Market cap:	$321M
TTM Revenues:	$1,039M
TTM EBITDA*:	$54.5M
Combined Backlog:	$1,200M

TTM Revenues, EBITDA and Backlog as of 3/31/19; market cap as of 5/22/19.

*See EBITDA Reconciliation on page 19

Sterling Construction Company, Inc.

Investment Considerations



- **Organic diversification of end-markets driving significant margin and EPS growth**.
- **Attractive geographic footprint** with favorable funding environment.
- **Strong balance sheet** positions the Company for accretive M&A and debt restructuring.
- **Disciplined project execution** with emphasis on value-driven delivery model.
- **Operational and financial turnaround has been completed** by strong and experienced management team.
- **Targeting >50% total EPS growth organically between 2018 and 2021**.

Enhanced Business Model & Attractive Valuation

Enhanced Business Model

As Sterling continues to evolve into a more diversified specialty E&C company, our differentiated strategy allows the Company to be less dependent on lower margin heavy highway work and capture the upside in end-markets that have higher margins and less risk. We took a significant step forward towards our 2021 goal of 50% or greater non-heavy highway civil construction revenue, with the Q1'19 non-heavy highway mix growing to 48%.

Valuation vs. Peers

	Sterling Construction Company, Inc.	Granite	Construction Partners Inc.	S&P 500	Russell 2000	NASDAQ
Forward P/E '20	**8.3x**	9.9x	14.3x	15.5x	18.9x	19.6x
Forward EV/EBITDA '20	**5.0x**	5.4x	6.8x	10.7x	10.7x	12.4x

Source: Bloomberg as of 5/22/19

Geographic Footprint Supported by Growth & Migration

The South and West have the strongest construction growth rates in the U.S. as people are migrating into the Sterling footprint more than anywhere else in the country

Population Change by State



decrease
0-0.49%
0.5-0.99%
1.0-1.49%
1.5%+
1.7%
1.1%
-0.02%
1.4%
0.9%
2.2%
0.4%
0.9%
-1.0%
0.3%
0.1%
0.4%
NH 0.6%
VT 0.0%
MA 0.5%
CT 0.0%
RI 0.2%
DE 1.0%
NJ 0.3%
MD 0.5%
DC 1.4%
0.7%
0.5%
0.1%
0.3%
0.6%
2.0%
1.9%
1.4%
-0.3%
0.5%
-0.7%
0.7%
0.2%
0.4%
0.4%
1.0%
1.1%
1.6%
0.1%
0.2%
0.5%
1.3%
0.3%
1.1%
1.4%
-0.04%
AK -0.2%
HI -0.1%
1.6%

Sterling Footprint



WA
OR
MT
ID
WY
NV
UT
CO
CA
AZ
NM
TX
HI

Sterling Construction Company, Inc.

Residential Growth Continues Despite Housing Narrative

Strong Market Dynamics


Dallas/Fort Worth
Austin/San Antonio
Houston

- Dallas/Fort Worth Metroplex and Houston homebuilders anticipate continued 10% growth

+

Unique Business Model

- Only participate in developments where we have 100% of the slab work
- Preferred partner to established homebuilders who want us to expand with them in multiple markets
- Focus on first move homes: ~$250,000 - ~$400,000
- Quick turnaround slab work with short cash cycles
- Out-sourced model controls costs through low fixed overhead and capex

=

Sustainable Growth



Sterling Construction Company, Inc.

Margin Expansion in Core Heavy Civil

Pricing

BID DAY STRATEGY

Ensure all project bids have a strategy to maximize profit margins.

Efficiency

LEVERAGE COST WITH GROWTH

Maximize existing cost structure for profit growth opportunities. Integrate SG&A and indirect cost reductions into business unit operating plans.

Mix Shift

MOVE AWAY FROM TRADITIONAL HEAVY HIGHWAY "BID-BUILD"

Concentrate our focus on projects where we can bring more value to the customer by utilizing Sterling's design and engineering expertise, relationships (alternate delivery), and growth of commercial and aviation projects.

→ **HIGHER MARGIN**

Continued Focus on Adjacent Market Expansion

$2-$3

Greater profit potential of adjacent market projects

$1

Existing Assets & Capabilities

We can make $2-$3 in areas such as Residential, Aviation, Commercial, Rail, Port & Industrial with:

- Less risk
- Higher margins
- Customers value relationships

We can make $1 doing Heavy Highway work for a DOT with:

- More risk
- Lower margin
- Customer does NOT value relationships

Sterling Construction Company, Inc.

Our Vision: Strategy Execution Leads to 12%+ Blended Margin & 50/50 Revenue Mix


2021 Blended Margin
12%
4%
1 Further Solidify the Base
Expand margin from 7-8% to 9-10%
2 Grow High Margin Business
50/50 Split at 12%+ margin
3 Expansion into Adjacent Markets
15%+ margins
Heavy Civil % of Revenue Trend
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2015
2018
2021
10%
90%
42%
58%
50%
50%
Heavy Highway
Other Civil

Simple Focus: Bidding on projects in markets with lower risk & higher margin to drive continued bottom-line growth

Sterling Construction Company, Inc.

Recent Project Awards Validate Strategy

Project	Location	Value	Start Date
I-15 Exit 16	Utah	$23 million	Q1’19
Logan Regional Wastewater Facility	Utah	$24 million	Q2’19
I-15 Express Lane Extension	Utah	$94 million	Q2’19
SH 34 Bridge Reconstruction	Texas	$33 million	Q3’19
Lanai Airport Runway	Hawaii	$21 million	Q4’19


HI

- Our RHB subsidiary leverages its highway expertise to also pave airport runways at a higher margin

+


UT

- Our RLW subsidiary has historically executed large scale projects across a multitude of end-markets in the Rockies, contributing to sustainable margin expansion

=

Executing on Strategy

Financial Overview – Foundation for Continued Growth


Revenue ($ in mm)
$1,200
$1,000
$800
$600
$400
$200
$-
2016
2017
2018


Gross Margin
12%
10%
8%
6%
4%
2%
0%
2016
2017
2018


Net Income ($ in mm)
$30
$25
$20
$15
$10
$5
$-
$(5)
$(10)
$(15)
2016
2017
2018


EPS
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$(0.20)
$(0.40)
$(0.60)
2016
2017
2018



Sterling Construction Company, Inc.

Strong Liquidity Position Provides Flexibility


Cash and Cash Equivalents
$ in mm
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2015
2016
2017
2018

Strong balance sheet allows for enhanced shareholder value through multiple actions:

- Dry powder for **accretive M&A**
- Debt repayment and future debt restructuring to **lower our cost of capital**
- Further **share repurchases**

Sterling Construction Company, Inc.

M&A Could Further Enhance Earnings Power

Key Criteria

- Serves non-heavy highway end markets with high margins
- Growth at a reasonable price
- Management team stays onboard and grows with us
- Is NOT undergoing or in need of a turnaround
- Immediately accretive

Successful M&A Track Record

- **Acquired Tealstone Construction** on 3/9/17 for $85 million
- **Diversification requirements fulfilled** with higher margin, value-added residential and commercial projects
- **Talented management team utilizing their established customer relationships** has led to additional growth opportunities in other markets
- **EPS accretion** in first year

Recent Quarter's Results

($ in million except EPS)	Q1'19	Q1'18
Revenue	$223.9	$222.5
Gross Margin	8.7%	8.9%
EBITDA*	$9.1	$9.6
Net Income to STRL	$1.8	$2.5
EPS	$0.07	$0.09

*See EBITDA Reconciliation on page 19

- Q1'19 results reflect **difficult weather conditions across our significant geographies.**
- Tealstone Residential delivered a **record quarter with a 21% year-over-year increase in revenue.**
- While project timing transitions impacted Q1 results, we grew our combined backlog to an **all-time high of $1.2 billion.**
- Repurchased **250,000 shares** and paid down **$5.6 million of debt.**
- Delivered profitable March quarters in consecutive years for the **first time this decade**, which is indicative of our strategy.

Reiterated Full Year 2019 Guidance

FY’2019 Guidance & Modeling Considerations*

Revenue	$1,075 - $1,095
Net Income	$29 - $32
EPS	$1.07 - $1.18
EBITDA	$58 - $61
Gross Margin	10% - 10.5%
G&A Expense as % of Revenue	~5%
Other Expense Net	$13 - $14
Net Interest Expense	$10 - $11
Tax Expense	$3
JV Non-Controlling Interest Expense	$1 - $2
Expected Shares Outstanding	27 mm

*Dollars in millions except for EPS


EPS
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
20% y/y growth at the midpoint of guidance
2018
2019E

Sterling Construction Company, Inc.

Investment Considerations

- **Organic diversification of end-markets driving significant margin and EPS growth**.
- **Attractive geographic footprint** with favorable funding environment.
- **Strong balance sheet** positions the Company for accretive M&A and debt restructuring.
- **Disciplined project execution** with emphasis on value-driven delivery model.
- **Operational and financial turnaround has been completed** by strong and experienced management team.
- **Targeting >50% total EPS growth organically between 2018 and 2021**.



DEERE
HITACHI

Sterling Construction Company, Inc.

Contact Us


CAT
11-57

Company Representative
Sterling Construction Company, Inc.

Ron Ballschmiede
Chief Financial Officer
281-214-0800

Investor Relations Advisors
The Equity Group Inc.

Fred Buonocore, CFA
Senior Vice President
212-836-9607
fbuonocore@equityny.com

Kevin Towle
Senior Associate
212-836-9620
ktowle@equityny.com

EBITDA Reconciliation

EBITDA Calculation	Q1 2019	FY 2018	Q1 2018
Net income attributable to Sterling common stockholders	$ 1,815	$ 25,187	$ 2,489
Income tax expense	163	1,738	41
Interest expense	3,060	12,350	3,087
Interest income	(364)	(1,017)	(129)
Depreciation and amortization	4,389	16,770	4,124
Calculated EBITDA	**$ 9,063**	**$ 55,028**	**$ 9,612**

TTM EBITDA Rollforward	
FY 2018 EBITDA	$ 55,028
Q1 2018 EBITDA	(9,612)
Q1 2019 EBITDA	9,063
TTM EBITDA (Q1 2019)	**$ 54,479**

Sterling Construction Company, Inc.